UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 28, 2021

Southern National Bancorp of Virginia, Inc.

(Exact Name of Registrant as Specified in Charter)

Virginia	001-33037	20-1417448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6830 Old Dominion Drive, McLean, Virginia 22101

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	SONA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2021, Southern National Bancorp of Virginia, Inc. (“Southern National” or the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2020.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company has prepared presentation materials (the “Investor Presentation”) that management intends to use from time to time hereafter in presentations about the Company’s operations and performance. The Company may use the Investor Presentation, possibly with modifications, in presentations to current and potential investors, analysts, lenders, business partners, acquisition candidates, customers, employees and others with an interest in the Company and its business.

A copy of the Investor Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The Investor Presentation is also available on the Company's website at www.sonabank.com. Materials on the Company’s website are not part of or incorporated by reference into this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On January 28, 2021, Southern National issued a press release announcing its rebranding initiatives and its plans to change its name to Primis Financial Corp. and it’s wholly-owned banking subsidiary Sonabank’s name to Primis Bank. The Company also announced the declaration of a dividend payable on February 26, 2021 to shareholders of record as of February 12, 2021. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 28, 2021
99.2	Southern National Bancorp of Virginia, Inc. Investor Presentation dated January 28, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southern National Bancorp of Virginia, Inc.

Date: January 28, 2021	By:	/s/ Matthew A. Switzer
Matthew A. Switzer
Chief Financial Officer